SUPPLEMENT DATED DECEMBER 17, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

DATED MAY 1, 2009

(as supplemented on June 19, 2009, August 25, 2009, September 21, 2009,

October 23, 2009, and November 12, 2009)

This supplement updates information currently in the Statement of Additional Information.  Retain this supplement with the Statement of Additional Information.

COST OF MANAGER’S SERVICES

All Other Accounts.

On or about January 1, 2010, the following language should be added to the fee schedules listed below:

Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

LargeCap Blend Account II (ClearBridge)

LargeCap Blend Account II (T. Rowe Price)

LargeCap Growth Account I (T. Rowe Price)

LargeCap Value Account III (AllianceBernstein)

LargeCap Value Account III (Westwood)

SmallCap Growth Account II (Emerald)

SmallCap Growth Account II (Essex)

SmallCap Value Account I (Mellon Capital)

SmallCap Value Account I (JP Morgan)

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Sub-Advisor:  Emerald

Add the following to the information to the Other Accounts Managed table (information as of September 30, 2009):

	Total Number of Accounts	Total Assets in the Accounts (in $ millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in $ millions)
Peter J. Niedland, CFA	52	$1,196	0	0
SmallCap Growth Account II
Registered investment companies	1	$118	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	51	$1,078	0	0

Add the following to the information to the Ownership of Securities table (information as of September 30, 2009):

Portfolio Manager	Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Peter J. Niedland, CFA	SmallCap Growth Account II	none